As filed with the Securities and Exchange Commission on September 14, 2007

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NUVELO, INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3855489
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310

San Carlos, CA

94070-6211

(650) 517-8000

(Address of principal executive offices)

Nuvelo, Inc. 2004 Equity Incentive Plan

Nuvelo, Inc. Employee Stock Purchase Plan

(Full title of the plans)

Ted W. Love

Chairman of the Board and Chief Executive Officer

201 Industrial Road, Suite 310

San Carlos, CA

94070-6211

(650) 517-8000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Robert L. Jones, Esq.

John M. Geschke, Esq.

Cooley Godward Kronish LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share issuable under the Nuvelo, Inc. 2004 Equity Incentive Plan	2,000,000 shares	$2.19	$4,380,000	$134.47
Common Stock, par value $0.001 per share issuable under the Nuvelo, Inc. Employee Stock Purchase Plan	500,000 shares	$2.19	$1,095,000	$33.62

(1)	Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of Regulation C. The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on September 12, 2007 as reported on the Nasdaq Global Market.

REGISTRATION OF ADDITIONAL SECURITIES

In accordance with General Instruction E to Form S-8, the number of shares of common stock to be registered as set forth above represents the number of additional shares that are issuable pursuant to the Registrant’s 2004 Equity Incentive Plan and Employee Stock Purchase Plan, over and above the number of shares previously registered. This Registration Statement shall also cover any additional shares of common stock which become issuable under the Registrant’s 2004 Equity Incentive Plan and Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization, or other similar transaction which results in an increase in the number of outstanding shares of common stock of the Registrant.

2004 Equity Incentive Plan

Reference is made to the Registrant’s Registration Statement on Form S-8 filed May 21, 2004 (SEC File No. 333-115747) and Form S-8 filed June 13, 2006 (SEC File No. 333-134981) with respect to shares of common stock registered under the Registrant’s 2004 Equity Incentive Plan. The contents of such Registration Statements are hereby incorporated by reference in their entirety.

Employee Stock Purchase Plan

Reference is made to the Registrant’s Registration Statements on Form S-8 filed May 20, 1998 (SEC File No. 333-53087), Form S-8 filed June 13, 2000 (SEC File No. 333-39194), Form S-8 filed November 18, 2002 (SEC File No. 333-101276), Form S-8 POS filed March 26, 2004 (SEC File No. 333-101276) and Form S-8 filed July 14, 2005 (SEC File No. 333-126590) with respect to shares of common stock registered under the Registrant’s Employee Stock Purchase Plan. The contents of such Registration Statements are hereby incorporated by reference in their entirety.

All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

EXHIBITS

Exhibit Number
4.1	Amended and Restated Certificate of Incorporation of Nuvelo, Inc.(1)

4.2	Amended and Restated By-Laws of Nuvelo, Inc.(2)

4.3	Form of Nuvelo, Inc. Common Stock Certificate.(1)

4.4	Certificate of Designations of Series A Junior Participating Preferred Stock.(1)

4.5	Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated June 5, 1998.(3)

4.6	Amendment to Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated November 9, 2002.(4)

4.7	Amendment to Rights Agreement between Nuvelo, Inc. and U.S. Stock Transfer Corporation dated March 19, 2004.(1)

4.8	Form of Warrant to purchase 1,491,544 shares of Common Stock of Hyseq, Inc. dated January 8, 2002.(5)

4.9	Form of Warrant dated April 5, 2002.(6)

4.10	Replacement Warrant to purchase 195,130 shares of Common Stock of Nuvelo, Inc. dated January 20, 2005.(7)

4.11	Replacement Warrant to purchase 200,000 shares of Common Stock of Nuvelo, Inc. dated January 20, 2005.(7)

4.12	Replacement Warrant to purchase 50,000 shares (pre-split) of Common Stock of Nuvelo, Inc. dated June 7, 2005.(8)

4.13	Warrant to purchase 350,000 shares of Common Stock of Nuvelo, Inc. dated August 4, 2005.(9)

4.14	Registration Rights Agreement by and between Nuvelo, Inc. and Kingsbridge Capital Limited dated August 4, 2005.(9)

4.15	Replacement Warrant to purchase 109,607 shares (pre-split) of Common Stock of Nuvelo, Inc. dated July 15, 2005.(10)

4.16	Replacement Warrant to purchase 222,536 shares (pre-split) of Common Stock of Nuvelo, Inc. dated July 15, 2005.(10)

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.3	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature(s) page.

99.1	Amended and Restated 2004 Equity Incentive Plan.(11)

99.2	Employee Stock Purchase Plan.(12)

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed March 26, 2004, File No. 000-22873.
(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-Q, filed May 10, 2005, File No. 000-22873.
(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form 8-K, filed July 31, 1998, File No. 000-22873.
(4)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form S-4, filed on November 27, 2002, File No. 333-101503.
(5)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form 10-K filed April 2, 2001, File No. 000-22873.
(6)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form S-3, filed June 14, 2002, File No. 333-90458.
(7)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-K filed March 16, 2005, File No. 000-22873.
(8)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form S-3, filed July 14, 2005, File No. 333-126591.
(9)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed August 5, 2005, File No. 000-22873.
(10)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form S-3, filed September 14, 2005, File No. 333-128316.
(11)	Previously filed with the SEC as Appendix A to and incorporated herein by reference from Nuvelo, Inc.’s Form DEF 14A, filed April 18, 2007, File No. 000-22873.
(12)	Previously filed with the SEC as Appendix B to and incorporated herein by reference from Nuvelo, Inc.’s Form DEF 14A, filed April 18, 2007, File No. 000-22873.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on September 14, 2007.

NUVELO, INC.

By:	/s/ Ted W. Love
Ted W. Love
Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ted W. Love and Lee Bendekgey, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ted W. Love	Chairman of the Board and Chief Executive Officer	September 14, 2007
Ted W. Love	(Principal Executive Officer)

/s/ Lee Bendekgey	Senior Vice President, Chief Financial Officer and General Counsel	September 14, 2007
Lee Bendekgey	(Principal Financial Officer and Principal Accounting Officer)

/s/ Barry Zubrow	Director	September 14, 2007
Barry Zubrow

/s/ Mary K. Pendergast	Director	September 14, 2007
Mary K. Pendergast

/s/ Mark L. Perry	Director	September 14, 2007
Mark L. Perry

/s/ Kimberly Popovits	Director	September 14, 2007
Kimberly Popovits

/s/ James R. Gavin III	Director	September 14, 2007
James R. Gavin III

/s/ Burton E. Sobel	Director	September 14, 2007
Burton E. Sobel

EXHIBIT INDEX

Exhibit Number
4.1	Amended and Restated Certificate of Incorporation of Nuvelo, Inc.(1)

4.2	Amended and Restated By-Laws of Nuvelo, Inc.(2)

4.3	Form of Nuvelo, Inc. Common Stock Certificate.(1)

4.4	Certificate of Designations of Series A Junior Participating Preferred Stock.(1)

4.5	Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated June 5, 1998.(3)

4.6	Amendment to Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated November 9, 2002.(4)

4.7	Amendment to Rights Agreement between Nuvelo, Inc. and U.S. Stock Transfer Corporation dated March 19, 2004.(1)

4.8	Form of Warrant to purchase 1,491,544 shares of Common Stock of Hyseq, Inc. dated January 8, 2002.(5)

4.9	Form of Warrant dated April 5, 2002.(6)

4.10	Replacement Warrant to purchase 195,130 shares of Common Stock of Nuvelo, Inc. dated January 20, 2005.(7)

4.11	Replacement Warrant to purchase 200,000 shares of Common Stock of Nuvelo, Inc. dated January 20, 2005.(7)

4.12	Replacement Warrant to purchase 50,000 shares (pre-split) of Common Stock of Nuvelo, Inc. dated June 7, 2005.(8)

4.13	Warrant to purchase 350,000 shares of Common Stock of Nuvelo, Inc. dated August 4, 2005.(9)

4.14	Registration Rights Agreement by and between Nuvelo, Inc. and Kingsbridge Capital Limited dated August 4, 2005.(9)

4.15	Replacement Warrant to purchase 109,607 shares (pre-split) of Common Stock of Nuvelo, Inc. dated July 15, 2005.(10)

4.16	Replacement Warrant to purchase 222,536 shares (pre-split) of Common Stock of Nuvelo, Inc. dated July 15, 2005.(10)

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.3	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature(s) page.

99.1	Amended and Restated 2004 Equity Incentive Plan.(11)

99.2	Employee Stock Purchase Plan.(12)

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed March 26, 2004, File No. 000-22873.
(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-Q, filed May 10, 2005, File No. 000-22873.
(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form 8-K, filed July 31, 1998, File No. 000-22873.
(4)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form S-4, filed on November 27, 2002, File No. 333-101503.
(5)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form 10-K filed April 2, 2001, File No. 000-22873.
(6)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq, Inc.’s Form S-3, filed June 14, 2002, File No. 333-90458.
(7)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 10-K filed March 16, 2005, File No. 000-22873.
(8)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form S-3, filed July 14, 2005, File No. 333-126591.
(9)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed August 5, 2005, File No. 000-22873.
(10)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form S-3, filed September 14, 2005, File No. 333-128316.
(11)	Previously filed with the SEC as Appendix A to and incorporated herein by reference from Nuvelo, Inc.’s Form DEF 14A, filed April 18, 2007, File No. 000-22873.
(12)	Previously filed with the SEC as Appendix B to and incorporated herein by reference from Nuvelo, Inc.’s Form DEF 14A, filed April 18, 2007, File No. 000-22873.